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                         ING VP NATURAL RESOURCES TRUST

                         Supplement Dated August 6, 2003
                  To ING VP Natural Resources Trust Prospectus
                                Dated May 1, 2003

Effective August 1, 2003, the above referenced Fund (the "Fund") is sub-advised by Aeltus Investment Management, Inc. ("ING Aeltus"). Both ING Aeltus, and the Fund's adviser, ING Investments, LLC ("ING Investments"), are indirect, wholly owned subsidiaries of ING Groep N.V. ("ING") and affiliates of each other. ING has undertaken an internal reorganization plan that will, among other things, integrate certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Fund. As a result of this integration plan, the operational and supervisory functions of the Fund Investment Management Agreements will be separated from the portfolio management functions of the Fund, with the former continuing to be provided by ING Investments and the latter provided by ING Aeltus. The portfolio management personnel overseeing the Fund have become employees of ING Aeltus, which will assume primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities. The portfolio management team for the Fund did not change as a result of the internal reorganization described above.

The Prospectus is updated to reflect this new sub-advisory arrangement as described below:

a) The final two paragraphs of the section entitled "Management of the Fund" on page 7 of the Prospectus are replaced in their entirety with the following:

      SUB-ADVISER

      ING has engaged Aeltus Investment Management, Inc. as Sub-Adviser for the Fund to provide day-to-day management of the Fund's portfolio. The Sub-Adviser has, at least in part, been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

      AELTUS INVESTMENT MANAGEMENT, INC.

      Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to the Fund.

      Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.
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      As of June 30, 2003, Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

      The Fund is managed by a team of investment professionals led by James A. Vail since October 2000. Mr. Vail has served as Senior Vice President and Portfolio Manager of ING since July 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING in July 2000, Mr. Vail was a Vice President at Lexington Management Corporation, which he joined in 1991.


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